Programming and Other Inventory	12 Months Ended
Dec. 31, 2017
Inventory Disclosure [Abstract]
Programming and Other Inventory
6) PROGRAMMING AND OTHER INVENTORY

At December 31,	2017	2016
Acquired program rights	$2,234	$1,773
Acquired television library	99	—
Internally produced programming:
Released	1,780	1,746
In process and other	543	298
Publishing, primarily finished goods	53	49
Total programming and other inventory	4,709	3,866
Less current portion	1,828	1,427
Total noncurrent programming and other inventory	$2,881	$2,439

The Company expects to amortize approximately $725 million of its released internally produced programming during the year ended December 31, 2018. In addition, while it is difficult to determine the precise timing of the amortization of the remaining released internally produced programming, the Company estimates that substantially all of the December 31, 2017 balance will be amortized over the next three years.